SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                        October 7, 2003
         ------------------------------------------------
         Date of Report (Date of Earliest Event Reported)



                    LITEGLOW INDUSTRIES, INC.
      ------------------------------------------------------
      (Exact name of Registrant as specified in its charter)




                              Utah
          ----------------------------------------------
          (State or Other Jurisdiction of Incorporation)



       0-27087                               65-0516403
------------------------          ---------------------------------
(Commission File Number)          (IRS Employer Identification No.)




     2301 N.W. 33rd Court, Unit 112, Pompano Beach, FL 33069
     -------------------------------------------------------
             (Address of Principal Executive Offices)



                         (954) 971-4569
                 -------------------------------
                 (Registrant's Telephone Number)


  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)


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Item 5.   Other Events.
          ------------

     On October 2, 2003, Liteglow Industries, Inc. filed bankruptcy relief pursuant to 11 U.S.C. Chapter 11, Case No. 03-27244-BKC-RBR, in the Southern District of Florida, Fort Lauderdale Division.



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                            SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LITEGLOW INDUSTRIES, INC.



October 7, 2003               By:  /s/Spencer Krumholz
                                 -------------------------------------
                                 Spencer Krumholz
                                 Chief Executive Officer




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